Northwestern Mutual Series Fund, Inc.

Prospectus Supplement dated January 12, 2011

The following information supplements the Summary Prospectus for the Small Cap Value Portfolio of Northwestern Mutual Series Fund, Inc. (“Fund”) dated May 1, 2010, a copy of which you have already received, as well as the Fund’s Statutory Prospectus dated May 1, 2010 (collectively, “Prospectus”). You should read this Supplement together with the Prospectus. Please retain this Supplement for future reference.

The Prospectus is hereby amended to replace the fee table and expense example for the Small Cap Value Portfolio (“Portfolio”) with the following fee table and example, which have been updated to include the impact of the Portfolio’s holdings in certain business development companies on the Portfolio’s Acquired Fund Fees and Expenses:

Fee Table:

Shareholder Fees (fees paid directly from your investment)	N/A
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.85%
Distribution and Service (12b-1) Fees	None
Other Expenses*	0.02%
Acquired Fund Fees and Expenses	0.16%
Total Portfolio Operating Expenses*	1.03%

*Restated to reflect current expenses.

Expense Example:

1 Year	3 Years	5 Years	10 Years
$105	$328	$569	$1,259